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                      ALLMERICA SELECT SEPARATE ACCOUNT III
                                       OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

      SUPPLEMENT DATED SEPTEMBER 1, 2000 TO PROSPECTUSES DATED MAY 1, 2000


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The second paragraph under DISTRIBUTION is amended to read in its entirety as follows:

The Company pays commissions not to exceed 10% of the payment to broker-dealers which sell the Contracts. Alternative commission schedules are available with lower initial commission amounts, plus ongoing annual compensation of up to 1.00% of Contract Value. To the extent permitted by NASD rules, overrides and promotional incentives or payments may also be provided to General Agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


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                                              SUPPLEMENT DATED SEPTEMBER 1, 2000
                                              ALLMERICA SELECT SPL